Income Trust Special
 Meeting of Shareholders



































A Special Meeting of
Shareholders of the Funds
 was held on October 30,
 2002, at which the
following actions were taken:





















Proposal 1:
To elect a
Board of Directors:






































Government Intermediate
Investment Grade
High Yield
Government Money Market

Affirmative

Affirmative

Affirmative

Affirmative






















John F. Curley, Jr.

20,968

414


17,624

320


12,325

410


305,868

9,564

Mark R. Fetting

20,958

424


17,594

350


12,303

432


305,703

9,729

Richard G. Gilmore

20,966

416


17,621

323


12,299

436


305,652

9,780

Arnold L. Lehman

20,955

427


17,606

338


12,299

436


33,155

12,277

Robin J.W. Masters

20,908

474


17,596

348


12,340

395


304,378

11,055

Jill E. McGovern

20,917

465


17,606

338


12,313

422


304,981

10,451

Arthur S. Mehlman

20,946

436


17,597

347


12,332

403


305,553

9,879

G. Peter O'Brien

20,961

421


17,627

317


12,322

412


305,870

9,563

S. Ford Rowan

20,927

455


17,623

321


12,340

395


305,902

9,530




Proposal 2a:  To modify
the fundamental
investment restriction
on borrowing money:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,107



17,113


11,761


291,228

Against

761



436


489


17,092

Abstain

493



369


309


7,112

Broker non-votes

20



27


175


N/A





























Proposal 2b:  To
modify the fundamental
 investment restriction
 on underwriting securities:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,165



17,115


11,776


291,377

Against

703



433


476


16,944

Abstain

493



369


307


7,112

Broker non-votes

20



27


175


N/A





























Proposal 2c:  To modify
 the fundamental
investment restriction
on lending:
















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,135



17,110


11,775


291,313

Against

733



438


477


17,008

Abstain

493



369


307


7,112

Broker non-votes

20



27


175


N/A





























Proposal 2d:  To modify
 the fundamental
investment restriction
 on issuing senior securities:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,156



17,118


11,767


291,197

Against

711



430


483


17,124

Abstain

494



370


310


7,112

Broker non-votes

20



27


175


N/A





























Proposal 2e:  To modify
the fundamental
 investment restriction
 on real estate investments:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,159



17,124


11,766


291,287

Against

709



424


486


17,034

Abstain

493



369


307


7,112

Broker non-votes

20



27


175


N/A





























Proposal 2f:  To modify
 the investment
restriction on investing
 in commodities:
















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,158



17,105


11,745


290,517

Against

710



443


507


17,802

Abstain

493



369


307


7,114

Broker non-votes

20



27


175


N/A





























Proposal 2g:  To modify
 the fundamental
investment restriction
 on industry concentration:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,147



17,082


11,704


290,995

Against

722



466


549


17,326

Abstain

493



369


307


7,112

Broker non-votes

20



27


175


N/A





























Proposal 2h:  To remove
 the fundamental investment
 restriction on
diversification:
















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,156



17,129


11,785


N/A

Against

712



419


468


N/A

Abstain

493



369


307


N/A

Broker non-votes

20



27


175


N/A





























Proposal 2j:  To remove
 the fundamental
investment restriction
on short sales:
















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,172



17,108


N/A


290,291

Against

696



440


N/A


18,030

Abstain

493



369


N/A


7,112

Broker non-votes

20



27


N/A


N/A





























Proposal 2k:  To remove
 the fundamental
investment restriction
on margin transactions:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,177



17,101


N/A


290,277

Against

692



447


N/A


18,043

Abstain

493



369


N/A


7,112

Broker non-votes

20



27


N/A


N/A





























Proposal 2l:  To remove
 the fundamental investment
 restriction on investments
 in oil, gas and
mineral programs:




























Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,184



17,119


N/A


290,290

Against

684



430


N/A


18,030

Abstain

493



369


N/A


7,112

Broker non-votes

20



27


N/A


N/A





























Proposal 2q:  To remove
 the fundamental
investment restriction
 on pledging assets:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,164



17,112


N/A


291,066

Against

705



436


N/A


17,255

Abstain

493



369


N/A


7,112

Broker non-votes

20



27


N/A


N/A





























Proposal 2r:  To remove
 the fundamental
investment restriction
 on investments
in securities
 issued
by other investment
companies:
























Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,154



17,122


N/A


N/A

Against

714



426


N/A


N/A

Abstain

494



370


N/A


N/A

Broker non-votes

20



27


N/A


N/A





























Proposal 3:  To change

 the Funds' investment
 objective from fundamental
 to nonfundamental:















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

19,587



16,488


11,391


278,356

Against

1,056



90


645


26,592

Abstain

719



527


524


10,485

Broker non-votes

20



27


175


N/A





























Proposal 4:  To amend and
restate the
Articles of Incorporation:


















Government

Investment

High

Government

Intermediate

Grade

Yield

Money Market














Affirmative

20,177



17,005


11,650


289,916

Against

621



440


435


17,164

Abstain

564



473


475


8,352

Broker non-votes

20



27


175


N/A